Offerings - Offering: 1	May 12, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 91,332,625.00
Amount of Registration Fee	$ 12,613.04
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for shares of Franklin Lexington Private Markets Fund (the "Fund"). The fee of $12,613.04 was paid in connection with the filing of the Schedule TO by the Fund (File No. 005-94676) on February 13, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.